Supplement to

Calvert Variable Series, Inc.

Ameritas Small Capitalization Portfolio

Prospectus and Statement of Additional Information dated: April 30, 2004

Date of Supplement: December 13, 2004

Replace the second paragraph in the side bar on page 25 with the following:

Subadvisor: Eagle Asset Management, Inc.

Replace the first sentence under "Principal Investment Strategies" on page 25 with the following:

"The Portfolio focuses on small, rapidly-growing, under-researched companies whose securities are trading at reasonable prices."

Replace the first two paragraphs under "Subadvisor and Portfolio Manager" on page 31 with the following:

Eagle Asset Management, Inc. ("Eagle"); 880 Carillon Parkway, St. Petersburg, FL 33716, serves as the investment subadvisor to the Small Capitalization Portfolio.

Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Bert L. Boksen, Managing Director and Portfolio Manager at Eagle, is responsible for the day-to-day management of the Portfolio. Mr. Boksen joined Eagle in April of 1995 and has portfolio management responsibilities for its small cap growth equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since December 13, 2004."

Replace the final paragraph under "Subadvisors" on page 24 of the Statement of Additional Information with the following:

AIC has retained Eagle Asset Management, Inc. ("Eagle") as Subadvisor for the Small Capitalization Portfolio. Eagle is a Florida corporation based in St. Petersburg, Florida. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Eagle receives a subadvisory fee, paid by the Advisor, of .60% of the Portfolio's average daily net assets of the first $200 million in assets and .50% on assets in excess of $200 million.